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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-95268, 333-07313,333-22717,333-66457, 333-66429 and 333-66455)
of Brooks Automation, Inc. of our report dated June 2, 1999, with respect to the financial statements of Hanyon Technology, Inc. appearing in Amendment No. 1 to the Current Report on Form 8-K/A of Brooks Automation, Inc. dated July 6, 1999.



Samil Accounting Corporation

Seoul, Korea
July 5, 1999